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                    HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT


     THIS HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this "AGREEMENT") is made as of the 30th day of June, 1998, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with its chief executive office and principal place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 (the "BORROWER"), APEX MACHINE TOOL COMPANY, INC. F/K/A APEX ACQUISITION CORPORATION, a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06072, and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06072 (collectively, the "GUARANTORS"), and FLEET NATIONAL BANK, a national banking association with a place of business at 777 Main Street, Hartford, Connecticut 06115 (the "LENDER"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement as defined below.


                                R E C I T A L S:

     WHEREAS, the Borrower and Lender hereto have entered into a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended from time to time and now in effect (the "LOAN AGREEMENT") pursuant to which the Lender has extended certain loans to the Borrower (the "LOANS"); and

     WHEREAS, the Guarantors have guaranteed repayment of the Loans; and

     WHEREAS, the Borrower operates and conducts business at 1790, 1794 and 1806 New Britain Avenue, Farmington, Connecticut (the "BORROWER PROPERTY"); and

     WHEREAS, Apex Machine Tool Company, Inc. f/k/a Apex Acquisition Corporation operates and conducts business at 55 Spring Lane, Farmington, Connecticut and owns or shall own 17, 21 and 55 Spring Lane, Farmington, Connecticut (collectively, the "GUARANTOR PROPERTY" and collectively with the Borrower Property, the "PROPERTY"); and

     WHEREAS, the Lender has required, as a condition of entering into the Loans, that the Borrower and Guarantors indemnify and hold the Lender harmless against and from certain obligations for which the Lender may incur liability, by reason of the threat or presence of any hazardous substance at or near the Property;

     NOW, THEREFORE, in consideration of the Lender's execution and delivery of the Loan Documents and Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Guarantors, intending to be legally bound, hereby agree as follows:

     1. RECITALS. The foregoing recitals are incorporated into this Agreement by this reference.


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     2.   REPRESENTATIONS AND WARRANTIES.  Borrower and Guarantors hereby represent and warrant that except as set forth in (a) the environmental reports set forth in Schedule 4.18 of a certain Purchase and Sale Agreement by and among Guarantor, Apex Machine Tool Company, Inc., Gerald S. Biondi, James G. Biondi and Michael Biondi, and (b) the environmental reports previously provided to Lender (collectively, the "ENVIRONMENTAL REPORTS"):

          a. No substances, including, without limitation, asbestos or any substance containing asbestos and deemed hazardous under any Hazardous Substances Law (as defined below), the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste, materials or substances ("HAZARDOUS SUBSTANCES") under any law relating to environmental conditions and industrial hygiene, including, without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Section 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C.
Section 1251 et seq., the Clean Air Act, 42 U.S.C. Section 741 et seq., the Clean Water Act, 33 U.S.C. Section 7401, et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., the Safe Drinking Water Act, 42 U.S.C.
Section 300f et seq., Title 22a of the Connecticut General Statutes, the environmental laws of Indiana, California, Florida, Nevada and all other states in which the Borrower conducts business, as the same may be amended from time to time, and all other applicable federal, state and local environmental laws, statutes, ordinances and the regulations, orders and decrees now or hereafter promulgated thereunder (individually, a "HAZARDOUS SUBSTANCES LAW", and collectively, the "HAZARDOUS SUBSTANCES LAWS"), have been or are or shall be, installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored, disposed of, spilled, discharged, released or otherwise deposited or located in, on or under the Property;

          b. No activity has been or shall be, undertaken on the Property which has caused or would cause (i) the Property to become a hazardous waste treatment, storage or disposal facility or "establishment" as such terminology is defined and classified under any Hazardous Substances Law, (ii) a release or threatened release of any Hazardous Substance from the Property in violation of any Hazardous Substances Law, or (iii) the discharge of any Hazardous Substance into the atmosphere or into any watercourse, body of or surface or subsurface water or wetland which would require a permit under any Hazardous Substances Law and for which no such permit has been issued;

          c. No activity has been undertaken or permitted to be undertaken on the Property which would result in a violation under any Hazardous Substances Law;

          d. Neither the Borrower, Guarantors, any tenant or other occupant of the Property nor any other party has, caused or suffered to occur, and the Borrower and Guarantors will not hereafter cause or suffer to occur, a discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solid, liquid or gaseous products or hazardous waste (a "SPILL"), as those terms are used in Chapter 446K of the Connecticut General Statutes, as the same may be amended from time to time, at, upon, under or within the Property, and neither the Borrower,



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Guarantors, any tenant or other occupant of the Property or any other party, has been or is or will be, involved in operations at the Property, nor are there or will there be any substances or conditions in or on the Property, which could support a claim or cause of action or lead to the imposition on the Borrower, or any other owner or operator of the Property of liability or the creation of a lien on the Property under any Hazardous Substances Law.

     3.   COVENANTS.

          a. The Borrower and Guarantors shall comply strictly and in all respects with the requirements of the Hazardous Substances Laws and with all similar laws and regulations and shall notify the Lender immediately in the event of any discharge or discovery of any Hazardous Substance at, upon, under or within the Property. The Borrower and Guarantors shall promptly forward to the Lender copies of all orders, notices, permits, applications, correspondence or other communications and reports received by the Borrower from, or sent to the Borrower by the Connecticut Department of Environmental Protection ("DEP"), the United States Environmental Protection Agency ("EPA") or any similar entity in connection with any discharge, or the presence of any Hazardous Substance or any other matters relating to the Hazardous Substances Laws or any similar laws or regulations, as they may affect the Property. Upon request, the Borrower shall provide the Lender with copies of all records, forms and other documents that the Borrower is required to produce or maintain pursuant to any Hazardous Substances Law or any permit.

          b. The Borrower and Guarantors shall comply strictly and in all respects with the requirements of any order issued by EPA, DEP or any other federal, state or municipal department or agency having regulatory authority over environmental matters with regard to the Property. If the Borrower or Guarantors undertake any action to remedy any violation or potential violation of any Hazardous Substances Law, they shall obtain and deliver to the Lender certifications of engineers or other professionals acceptable to the Lender, in form and substance satisfactory to the Lender, certifying that all necessary and required actions to clean up, remove, contain, prevent and eliminate all releases or threats of release of Hazardous Substances on or about the Property to the levels required by the appropriate governmental agencies have been taken, and that upon completion of such action, the Property is, to the knowledge of such professional, then in compliance with applicable Hazardous Substances Laws as then in effect and applicable to such actions.

          c. The Borrower's and Guarantors' obligations under this Agreement shall arise upon the execution of this Agreement and continue after the discovery of the presence of any Hazardous Substance, whether or not EPA, DEP, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substance.






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     4.   INDEMNITY.

          a. The Borrower and Guarantors shall at all times indemnify and hold the Lender harmless against and from any and all claims, suits, actions, debts, damages, costs, losses, liabilities, obligations, judgments, charges, and expenses, of any nature whatsoever suffered, incurred or paid by the Lender, under or on account of the Hazardous Substances Laws or any similar laws or regulations, including the assertion of any lien thereunder, with respect to:

              (i) any discharge of any Hazardous Substance, the threat of a discharge of any Hazardous Substance, or the presence of any Hazardous Substance at or affecting the Property, whether or not the same originates or emanates from the Property, including any loss of value of any of the Property as a result of any of the foregoing;

              (ii) any costs of removal or remedial action incurred by the United States Government, the State of Connecticut, or the Lender, or any costs incurred by any other person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of assessing such injury, destruction or loss incurred pursuant to any Hazardous Substances Laws;

              (iii) liability for personal injury or property damage arising under any statutory or common law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near the Property;

              (iv) any other environmental matter affecting the Property within the jurisdiction of EPA, DEP, any other federal agency, or any state or local environmental agency;

              (v) any failure by the Borrower or Guarantors to comply with the terms of any order issued by EPA, DEP, or any other federal, state or municipal department or agency having regulatory authority over environmental matters with regard to the Property (an "ORDER"); and/or

              (vi) the breach of any warranty, covenant or representation by the Borrower or Guarantors relating to environmental matters as set forth herein or any other documents relating to the Loan.

          b. In the event the Borrower or Guarantors shall fail to comply with any of the requirements of the Hazardous Substances Laws or any other environmental law or regulation, or of any Order, the Lender may at its election, but without the obligation so to do, at any time and from time to time, give such notices and/or cause such work to be performed at the Property and/or take any and all other actions as the Lender shall deem necessary or advisable in order to cure the Borrower's or Guarantors' noncompliance with the Hazardous Substances Laws or any Order. The Lender may also, at any time and from time to time (but not more often than once per year unless an



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Event of Default shall have occurred and be continuing or a Spill or other material violation of any Hazardous Substances Law shall have occurred) cause to be conducted and completed by engineers, consultants and others selected by the Lender, such investigations, studies, sampling and testing of the condition of the Property and the compliance by the Borrower and all occupants of the Property with the Hazardous Substance Laws as the Lender, in its sole discretion, shall deem reasonably appropriate. All such investigations, studies, sampling and testing shall, if an Event of Default shall have occurred and be continuing or if a Spill or other material violation of any Hazardous Substances Law shall have occurred, be at the Borrower's and Guarantors' expense. The Borrower and Guarantors agree to cooperate with the Lender and all persons retained by the Lender to conduct such investigations and to provide them with access to the Property and the books and records of the Borrower and Guarantors.

     5. ATTORNEY'S FEES. If the Lender, or any of its authorized agents, employees or representatives retains the services of any attorney in connection with the enforcement of any of the provisions of, or the undertaking by the Lender of any obligation under, this Agreement, the Borrower and Guarantors shall pay the Lender's costs and reasonable attorneys' fees thereby incurred. The Lender may employ an attorney of the Lender's own choice.

     6. INTEREST. If the Lender incurs any obligations, costs or expenses under this Agreement, such costs or expenses shall be deemed to be Obligations. The Borrower and Guarantors shall pay the Lender such Obligations immediately, on demand. If such payment is not received within fifteen (15) days after demand thereof, interest on such amount shall, after the expiration of such 15-day period, accrue at the Default Rate of interest, until such amount is paid in full.

     7. JOINT AND SEVERAL LIABILITY. The Borrower's and Guarantors' liability for any obligations arising under this Agreement is joint and several with any other person now or hereafter obligated under this Agreement. Separate actions may be brought and prosecuted against any of the entities which comprise the Borrower, whether or not such action is brought against any of the other entities or any other person or whether or not any other person is joined in such action.

     8. CONSENT TO JURISDICTION. The Borrower and Guarantors consent to the exercise of personal jurisdiction over it by any federal or state court in the State of Connecticut and consent to the selection of venue in any jurisdiction or locality in the State of Connecticut. Service shall be effected by any means permitted by the court in which any action is filed or, at the Lender's option, by mailing process, postage prepaid, by certified mail, return receipt requested, to the Borrower's and Guarantors' agent at the foregoing address or to the Borrower and Guarantors at the address hereinafter set forth. Service shall be deemed effective upon receipt. The Borrower and Guarantors may designate a change of address of such agent by written notice to the Lender by certified mail, return receipt requested, at least ten (10) days before such change of address is to become effective.

     9. NOTICE. All notices, demands, requests and other communications required hereunder shall be in writing and shall be deemed to have been properly given if personally delivered or sent by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at its address hereinafter set forth:




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          If to the Borrower or Guarantors:

          EDAC Technologies Corporation
          1806 New Britain Avenue
          Farmington, CT  06032
          Attn: Ronald Popolizio, Vice President

          If to the Lender:

          Fleet National Bank
          777 Main Street - CTMO 0240
          Hartford, CT 06115
          Attn: Edgar Ezerins, Vice President

Notice shall be deemed given upon receipt. Any party may designate a change of address by written notice to the others given at least ten (10) days before such change of address is to become effective.

     10. NO WAIVER. The Borrower and Guarantors waive any right to require the Lender at any time to pursue any remedy in the Lender's power whatsoever. The failure of the Lender to insist upon strict compliance with any of the terms hereof shall not be considered to be a waiver of any such terms, and it shall not prevent the Lender from insisting upon strict compliance with this Agreement or any of the Loan Documents at any time thereafter.

     11. SURVIVABILITY. The agreement to indemnify and hold harmless under this Agreement will survive the repayment of the Loan and the discharge and release of any other Loan Documents.

     12. SEVERABILITY. If any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision shall be void and treated as if not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

     13. INCONSISTENCIES AMONG THE LOAN DOCUMENTS. Nothing contained herein is intended to modify in any way the obligations of the Borrower and Guarantors to Lender under any of the Loan Documents. Any inconsistencies among the Loan Documents shall be construed, interpreted and resolved so as to benefit the Lender, and without regard to, and with no negative inference attached to, whether this Agreement was drafted by the Lender or its attorneys.

     14. ADDITIONAL DOCUMENTS. The Borrower shall from time to time, upon the request of the Lender, execute and deliver any necessary or desirable further documents or modifications or amendments hereto in confirmation of or with respect to the indemnification provided for herein.

     15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrower's and Guarantors' successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.





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     16.  CONTROLLING LAWS.  This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed as of the date first above written.

                                    BORROWER:
                                    EDAC TECHNOLOGIES CORP.

                                    By: /s/ Ronald G. Popolozio
                                       -----------------------------------
                                            Ronald Popolizio
                                            Its Vice President-Finance
                                            Duly Authorized

                                    GUARANTORS:
                                    APEX MACHINE TOOL COMPANY, INC. f/k/a
                                    APEX ACQUISITION CORPORATION

                                    By: /s/ Ronald G. Popolizio
                                       -----------------------------------
                                            Its Vice President

                                    GROS-ITE INDUSTRIES, INC.

                                    By: /s/ Ronald G. Popolizio
                                       -----------------------------------
                                            Its Secretary

                                    LENDER:
                                    FLEET NATIONAL BANK

                                    By: /s/ Edgar Ezerins
                                       -----------------------------------
                                            Edgar Ezerins
                                            Its Vice President
                                            Duly Authorized












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